THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS AND ONE DAY FROM THE CLOSING DATE (AS DEFINED HEREIN).

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Non U.S. Subscribers)

To:	Voice Mobility International, Inc. (the “Corporation”)

100-4190 Lougheed Highway

Burnaby, British Columbia

V5C 6A8

Purchase of Units

1.	Subscription

1.1           The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ___________ units (each, a “Unit”) of the Corporation at a price of CDN$0.10 per Unit (such subscription and agreement to purchase being the “Subscription Agreement”), for an aggregate purchase price of $________________________ (the “Subscription Proceeds”), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2          Each Unit consists of one common share in the capital of the Corporation (each, a “Share”) and one common share purchase warrant in the form attached hereto as Schedule A (each, a “Warrant”). Each Warrant shall be non-transferable and shall entitle the holder thereof to purchase one Share (each, a “Warrant Share”) at a price of CDN$0.20 per Warrant Share for a period of three (3) years from the date of issuance.

1.3           The Corporation has the right, on thirty (30) days’ written notice (the “Notice”), to require the holders of the Warrants to exercise the Warrants so long as (i) the closing price of the Shares on the Toronto Stock Exchange (the “TSX”) equals or exceeds CDN$0.30 per share for at least thirty (30) consecutive trading days prior to the date of the Notice and (ii) the average daily trading volume is greater than 100,000 Shares for such thirty (30) consecutive trading day period. The Warrants will terminate on the date that is 120 days from the date of the Notice in the event that the Subscriber does not exercise the Warrants.

1.4           The Units, the Warrants, the Shares and the Warrant Shares are collectively referred to herein as the “Securities”.

1.5           The Corporation hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares. Subject to the terms hereof, the Subscription Agreement will be effective upon its acceptance by the Corporation.

1.6           Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of Canada.

2.	Payment

2.1           The Subscription Proceeds must accompany this Subscription Agreement and shall be paid by bank draft, certified cheque, money order or wire transfer directly to the Corporation payable to “Voice Mobility International, Inc.”, c/o HSBC Bank Canada, 1578 Marine Drive, West Vancouver, British Columbia V7V 1H8, Transit Number: 10510 (Account Number: 252885-001). If by wire transfer, please ensure that the wire instruction sheet contains the following statement: “Subscription Proceeds – [insert name of Subscriber] re: Voice Mobility International, Inc.”,or the Subscription Proceeds will be returned to the sender.

2.2           The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith may be held by the Corporation’s lawyers on behalf of the Corporation. In the event that this Subscription Agreement is not accepted by the Corporation for whatever reason at its sole discretion within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3           Where the Subscription Proceeds are paid to the Corporation, the Corporation is entitled to treat such Subscription Proceeds as an interest free loan to the Corporation prior to this subscription being accepted by the Corporation.

3.	Documents Required from Subscriber
3.1	The Subscriber must complete, sign and return to the Corporation:
(a)	two (2) executed copies of this Subscription Agreement; and
(b)	a National Instrument 45-106 (“NI 45-106”) Questionnaire in the form attached as Exhibit A (the “Questionnaire”).

3.2           The Subscriber shall complete, sign and return to the Corporation as soon as possible, on request by the Corporation, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, quotation systems, stock exchanges and applicable law.

4.	Closing

4.1          Closing of this offering of Units (the “Offering”) is subject to approval of the TSX. Closing of the Offering shall occur on or before _______________ , 2009, or on such other date as may be determined by the Corporation in its sole discretion, but in any event no later than the date prescribed by the TSX, subject to any extension approved by the TSX (the “Closing Date”). The Corporation may, at its discretion, elect to close the Offering in one or more closings (each, a “Closing”), in which event the Corporation may agree with one or more subscribers (including the Subscriber hereunder) to issue Securities to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Regulatory Approval

5.1           Notwithstanding any other term of this Subscription Agreement, this Subscription Agreement is subject to the Corporation obtaining the approval of the TSX for the Offering (“Regulatory Approval”) by , 2009. In the event that Regulatory Approval is not obtained by this date, either party may terminate its obligations under this

Subscription Agreement by written notice to the other party and, in such event, the Subscription Proceeds will be returned to the Subscriber without interest or deduction.

6.	Acknowledgements of Subscriber
6.1	The Subscriber acknowledges and agrees that:
(a)

none of the Securities have been registered under the Securities Act of 1933, as amended (the “1933 Act”) or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein), except in accordance with the provisions of Regulation S promulgated under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Subscriber has received and carefully read this Subscription Agreement;
(c)	by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106;
(d)

the Subscriber is outside the United States when receiving and executing this Subscription and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(e)

none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Securities;

(f)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(g)

the decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation and such decision is based solely upon a review of the publicly available information regarding the Corporation available on the website of the Canadian regulatory authorities available at www.sedar.com and the United States Securities and Exchange Commission (the “SEC’) available at www.sec.gov (collectively, the “Corporation Information”);

(h)	the Securities are not being subscribed for by the Subscriber as a result of any material information about the Corporation’s affairs that has not been publicly disclosed;
(i)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Corporation in connection with the Offering, and to obtain additional information, to the extent possessed or obtainable by the Corporation without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Corporation Information, or any other document provided to the Subscriber;

(j)

the books and records of the Corporation were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the

Offering have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(k)

all of the information which the Subscriber has provided to the Corporation is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Corporation, the Subscriber will immediately provide the Corporation with such information;

(l)

the Subscriber will indemnify and hold harmless the Corporation and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, in the Questionnaire or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Corporation in connection therewith;

(m)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Corporation acting reasonably, it is not in the best interests of the Corporation;

(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions;
(o)

the Subscriber is acquiring the Securities pursuant to exemptions from the registration and prospectus requirements of all securities rules, policies, notices orders, legislation and regulations of any kind whatsoever (collectively, the “Securities Rules”) of all jurisdictions applicable to this Subscription Agreement, and, as a consequence, the undersigned will not be entitled to use most of the civil remedies available under the Securities Rules, including statutory rights of rescission and damages, and the undersigned will not receive information that would otherwise be required to be provided to the undersigned pursuant to the Securities Rules if such exemptions were not being used;

(p)

the Securities are being issued pursuant to an exemption from the Securities Rules by virtue of (i) the undersigned’s status as an “accredited investor”, as defined in NI 45-106; and (ii) the fact that the undersigned is not a “U.S. person” as such term is defined in Regulation S promulgated under the 1933 Act;

(q)

any transfer, resale or other subsequent disposition of any of the Securities may be subject to restrictions contained in the Securities Rules applicable to the holder of the Securities or to the proposed transferee, including, but not limited to, resale restrictions under the Securities Rules;

(r)	no documents in connection with this Offering have been reviewed by the SEC, any state securities administrators or any Canadian regulatory authorities;

(s)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the sale of the Securities hereunder;
(t)

the Corporation will refuse to register the transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(u)	the Corporation may pay to finders that introduce subscribers to the Corporation a finder’s fee of up to ten percent (10%) of the gross proceeds of the Offering, payable in Units;
(v)	there is no government or other insurance covering any of the Securities; and
(w)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Corporation, and the Subscriber acknowledges and agrees that the Corporation reserves the right to reject any Subscription Agreement for any reason whatsoever.

7.	Representations, Warranties and Covenants of the Subscriber

7.1           The Subscriber hereby represents and warrants to and covenants with the Corporation (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;
(a)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(b)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address” on the signature page of this Subscription Agreement;
(c)

the sale of the Securities to the Subscriber as contemplated by the delivery of this Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Corporation to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(d)	the Subscriber:
(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities;

(ii)

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(iv)	the purchase of the Securities by the Subscriber does not trigger:
A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or
B.	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and

the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Corporation, acting reasonably;

(e)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(f)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Corporation, and the Subscriber will notify the Corporation immediately of any material change in any such information occurring prior to the Closing;

(g)

the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(h)

the Subscriber (i) is able to fend for itself in the Subscription Agreement; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(i)	the Subscriber is aware that an investment in the Corporation is speculative and involves certain risks, including the possible loss of the investment;
(b)

the Subscriber is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(j)	the Subscriber is outside the United States when receiving and executing this Subscription;
(k)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(l)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(m)

the Subscriber understands and agrees that offers and sales of any of the Shares prior to the expiration of a distribution compliance period specified in Regulation S (the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(n)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Corporation and has depended on the advice of its legal and financial advisors and agrees that the Corporation will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Securities and the Corporation;

(o)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Corporation and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(p)

the Subscriber understands and agrees that the Corporation and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, the Questionnaire and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Corporation;

(q)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(r)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(s)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(t)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Corporation, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(u)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(v)

the Subscriber understands and agrees that the Corporation will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(w)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(x)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities; or
(iii)	as to the future price or value of any of the Securities.
7.2	In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.
8.	Representations and Warranties of the Corporation

8.1           The Corporation represents and warrants to the Subscriber, and acknowledges that the Subscriber is relying on this representation and warranty in entering into this Subscription Agreement, that the Corporation has good and sufficient right and authority to enter into this Subscription Agreement and complete its transactions contemplated under this Subscription Agreement on the terms and conditions set forth herein and this Subscription Agreement is a binding agreement on the Corporation enforceable against it in accordance with its terms and conditions.

9.	Representations and Warranties will be Relied Upon by the Corporation

9.1           The Subscriber acknowledges that the representations and warranties contained herein, in the Questionnaire are made by it with the intention that such representations and warranties may be relied upon by the Corporation and its legal counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable Securities Rules, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Shares under applicable Securities Rules. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares at the Closing, it will be representing and warranting that the representations and warranties contained herein, in the Questionnaire are true and correct as at the Closing with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

10.	Resale Restrictions

10.1         The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the Securities Rules applicable to each Subscriber or proposed transferee and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities.

10.2         The Subscriber acknowledges and agrees that the Unit Shares and any Warrant Shares acquired on the exercise of the Warrants will be subject to such trade and resale restrictions as may be imposed by operation of applicable Securities Rules, and the certificates representing the Unit Shares, the Warrants and any of the Warrant Shares acquired on the exercise of the Warrants will bear such legends as may be required by applicable Securities Rules and by the rules and policies of the TSX. The Subscriber further acknowledges and agrees that it is the Subscriber’s obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Subscriber’s obligation to comply with the trade restrictions except as provided for herein. In this regard, the Subscriber acknowledges that such trade restrictions provide that the Subscriber must hold and not sell, transfer or in any manner dispose (collectively, the “Disposition”) of the Unit Shares, the Warrants or any of the Warrant Shares acquired on the exercise of the Warrants in British Columbia prior to midnight on the four month anniversary of the Closing Date, unless the Subscriber has obtained the prior written consent of the TSX to the Disposition and unless the Disposition is made in accordance with all applicable Securities Rules. The Subscriber further acknowledges to the Corporation that this section 10.2 constitutes sufficient notice of the applicable hold periods.

11.	Acknowledgement and Waiver

11.1         The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

12.	Legending of Shares and Warrant Shares

12.1         The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares or Warrant Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE RELATE TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE ________, 2009 [ THE DATE THAT IS FOUR MONTHS AND 1 DAY FROM THE CLOSING DATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.

12.2         The Subscriber hereby acknowledges and agrees to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

13.	Collection of Personal Information

13.1         The Subscriber acknowledges and consents to the fact that the Corporation is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

14.	Costs

14.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

15.	Governing Law

15.1         This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the Province of British Columbia.

16.	Survival

16.1         This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

17.	Assignment
17.1	This Subscription Agreement is not transferable or assignable.
18.	Execution

18.1         The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

19.	Severability

19.1         The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

20.	Entire Agreement

20.1        Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Corporation or by anyone else.

21.	Notices

21.1         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11 of this Subscription Agreement and notices to the Corporation shall be directed to the address on page 1 of this Subscription Agreement.

22.	Counterparts and Electronic Means

22.1         This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Corporation.

TO BE COMPLETED BY THE SUBSCRIBER:

A. SUBSCRIPTION AMOUNT

Subscription:	Units
Subscription Funds:	CDN$____________

B. NAME AND ADDRESS

The name and address (to establish the Subscriber’s jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Subscriber is as follows:

________________________________________
Name
________________________________________
Street Address
________________________________________
________________________________________
City, Province, Country, Postal Code
________________________________________
Country
Email:
Phone:______________________________	Fax:

C. DELIVERY AND REGISTRATION INSTRUCTIONS

1.

The name and address of the person in whose name the Subscriber’s Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert “see B above”):

2.

The name and address of the person to whom the certificates representing the Subscriber’s Securities referred to in paragraph B above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or above, then insert “see B above” or “see C.1 above”, as the case may be):

(name)

(address)

D. RELATIONSHIP TO THE CORPORATION

State if the Subscriber is an “insider” of Voice Mobility International, Inc., being a director, officer or senior employee of Voice Mobility International, Inc. or of a subsidiary, or a shareholder holding not less than 10% of the current issued share capital of the Corporation prior to this purchase:

No: ____Yes: ____

Does the Subscriber own any securities of the Corporation at the date hereof, if so, give particulars. State the number of securities of Voice Mobility International, Inc. held by the Subscriber not including this purchase:

No: ____	Yes: ___; if “Yes”, then:

___________ common shares, warrants to acquire ___________ common shares, stock options to acquire ___________ common shares and convertible debentures convertible into _________ common shares and (if applicable, describe any other securities held) the following: ______________________________________________________________________________

______________________________________________________________________________

The undersigned hereby acknowledges that he or she will deliver to the Corporation all such additional completed forms in respect of the Subscriber’s purchase of the Units as may be required for filing with the appropriate securities commissions and regulatory authorities.

The undersigned hereby acknowledges that he or she will deliver to the Corporation all such additional completed forms in respect of the Subscriber’s purchase of the Units as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Jurisdiction of Incorporation (if applicable))

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted byVOICE MOBILITY INTERNATIONAL, INC.

DATED at ________________________, the _______ day of __________________, 2009.

VOICE MOBILITY INTERNATIONAL, INC.

Per:
Authorized Signatory

EXHIBIT A

NATIONAL INSTRUMENT 45-106 QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Corporation that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”). The Corporation will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Corporation that:

1.	the Subscriber is (tick one or more of the following boxes):
(A)	a director, officer, employee, founder or control person of the Corporation	[ ]
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Corporation	[ ]
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Corporation	[ ]
(D)	a close personal friend of a director, executive officer, founder or control person of the Corporation	[ ]
(E)	a close business associate of a director, executive officer, founder or control person of the Corporation	[ ]
(F)	a securityholder of the Corporation	[ ]
(G)	an accredited investor	[ ]
(H)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to G	[ ]
(I)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to G	[ ]
2.

if the Subscriber has checked box B, C, D, E, H or I in Section 1 above, the director, executive officer, founder or control person of the Corporation with whom the undersigned has the relationship is:

________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box H or I, also indicate which of A to E describes the securityholders, directors, trustees or beneficiaries which qualify you as box H or I and provide the names of those individuals. Please attach a separate page if necessary).

3.

if the Subscriber has ticked box G in Section 1, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐

(a) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(b) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a);
☐

(c) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐

(d) an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(e) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;
☐	(f) a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;
☐	(g) an entity organized in a foreign jurisdiction that is analogous to an entity referred to in paragraph (a) in form and function; or
☐

(h) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Corporation to provide such additional documentation as may be reasonably required by the Corporation and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2009.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity

SCHEDULE A

FORM OF WARRANT

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE NON-TRANSFERABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE ___________________, 2009. [[INSERT DATE THAT IS FOUR MONTHS AND A DAY FROM THE DATE OF ISSUANCE]

THIS WARRANT CERTIFICATE RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS WARRANT CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

VOICE MOBILITY INTERNATIONAL, INC.

WARRANT CERTIFICATE

(Non US Person)

Warrant Certificate No. _______

Number of Warrants: __________________	Right to Purchase ______________ Common Shares

SERIES B COMMON SHARE PURCHASE WARRANTS

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID

AT THE TIME OF EXPIRY (AS DEFINED BELOW).

This is to certify that, for value received, ___________________________(the “Holder”) is the registered holder of ______________________ Series B Common Share Purchase Warrants (the “Warrants”). Each Warrant will entitle the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”), to acquire from Voice Mobility International, Inc. (the “Company”) one fully paid and non-assessable common share of the Company, par value $0.001 (a “Warrant Share”), at any time before the Time of Expiry, subject to the Company’s Right of Call, as defined in the Terms and Conditions, by surrendering to the Company at 100-4190 Lougheed Highway in the City of Burnaby, Province of British Columbia, V5C 6A8, this Warrant Certificate with a subscription in the form attached hereto as Appendix “B” (a “Subscription Form”), duly completed and executed, and cash, bank draft, certified cheque, money order or wire transfer or other immediately available funds in lawful money of Canada, payable to the order of the Company in Vancouver, British Columbia, in an amount equal to the purchase price per Warrant Share multiplied by the number of Warrant Shares being purchased. Subject to adjustment thereof in the events and in the manner set forth in the Terms and Conditions and subject to the Company’s Right of Call, the purchase price per Warrant Share on the exercise of each Warrant evidenced hereby shall be CDN$0.20 per Warrant Share.

These Warrants are issued subject to the Terms and Conditions and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry, and from and after such time, this Warrant Certificate and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at the City of Vancouver, in the Province of British Columbia, the _____ day of ____, 2009.

VOICE MOBILITY INTERNATIONAL, INC.

Per:
Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES ISSUED UPON EXERCISE HEREOF MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE _______________.[INSERT DATE THAT IS FOUR MONTHS AND A DAY FROM THE DATE OF ISSUANCE]

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS WARRANT CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.

APPENDIX “A”

TERMS AND CONDITIONS dated ___________________, 2009 (the “Terms and Conditions”), attached to the Warrants issued by Voice Mobility International, Inc.

1.	Interpretation
1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Auditors” means an independent firm of accountants duly appointed as auditors of the Company;
(b)	“Board” means the board of directors of the Company;
(c)	“Business Day” means any day of the year, other than a Saturday, a Sunday or any day on which banks are required or authorized to close in Vancouver, British Columbia;
(d)	“Call Notice” has the meaning given to such term in Section 2.1(a);
(e)	“Call Period” has the meaning given to such term in Section 2.1(b);
(f)

“Company” means Voice Mobility International, Inc., or a successor corporation as a result of a consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(g)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(h)	“Exercise Price” means CDN$0.20 per Warrant Share, subject to adjustment as provided in the Terms and Conditions;
(i)	“Exercise Date” has the meaning given to such term in Section 4.2(a);
(j)	“Expiry Date” means the date that is three years from the Issuance Date;
(k)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(l)	“Issuance Date” means the date hereof;
(m)

“person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity and words importing persons have a similar meaning;

(n)	“Right of Call” has the meaning given to such term in Section 2.1(a);
(o)	“Shares” means the common shares in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(p)	“Time of Expiry” means 5:00 pm (Vancouver Time) on the Expiry Date;
(q)	“Warrant Holders” or “Holders” means the holders of the Warrants;
(r)	“Warrants” means the Series B common share purchase warrants of the Company issued and presently authorized and for the time being outstanding; and
(s)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.
1.2	Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof. Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the Province of British Columbia.

2.	Issue of Warrants
2.1	Company’s Right of Call
(a)

The Company has the right, on thirty (30) days’ written notice (the “Call Notice”), to require the Warrant Holder to exercise the Warrants (the “Right of Call”), so long as the closing price of the Shares on the Toronto Stock Exchange equals or exceeds $0.30 per Share for at least thirty (30) consecutive trading days prior to the date of the Call Notice and the average daily trading volume is greater than 100,000 Shares for such thirty (30) consecutive trading day period.

(b)

The Warrants evidenced by this Warrant Certificate will terminate on the date that is 120 days (the “Call Period”) from the date of the Call Notice in the event that the Warrant Holder does not exercise the Warrant during the Call Period.

2.2	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.3	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.4	Replacement of Lost Warrants
(a)

In case a Warrant Certificate shall become mutilated, lost, destroyed or stolen, the Company shall issue and deliver a new Warrant Certificate of like date and tenure as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant Certificate and the substituted Warrant Certificate shall be entitled to all benefits hereunder and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new warrant certificate pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft shall furnish to the Company evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Transfer Agent in accordance with its usual policies and procedures and such applicant may also be required to furnish indemnity in the amount and form satisfactory to the Transfer Agent in accordance with its usual policies and procedures, and shall pay the reasonable charges of the Company in connection therewith.

2.5	Warrant Holder Not a Shareholder

The holding of a Warrant Certificate shall not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3.	Notice
3.1	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Voice Mobility International, Inc.

100-4190 Lougheed Highway

Burnaby, British Columbia, Canada V5C 6A8

Attention: President

4.	Exercise of Warrants
4.1	Method of Exercise of Warrants

Subject to the Company’s Right of Call, the Warrant Holder may exercise its right to purchase the Warrant Shares at the Exercise Price at any time until the Time of Expiry by providing the Company with the following documents:

(a)	a completed and executed Subscription Form, in the form attached as Appendix B hereto, for the number of Warrant Shares which the Holder wishes to purchase, in the manner therein indicated;
(b)	surrendering this Warrant Certificate, together with the executed Subscription Form, to the address set forth in Section 3.2; and

(c)

paying the appropriate Exercise Price, in Canadian funds, for the number of Warrant Shares subscribed for, either by cash, bank draft, certified cheque, money order or wire transfer or other immediately available funds in lawful money of Canada, payable to the Company in Vancouver, British Columbia at the address set forth in Section 3.2.

4.2	Effect of Exercise of Warrants
(a)

On the date the Company receives a duly executed Subscription Form and the Exercise Price for the number of Warrant Shares specified in the Subscription Form (the “Exercise Date”), the Warrant Shares so subscribed for will be deemed to have been issued and such persons will be deemed to have become the Holder (or Holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after the Exercise Date and, in any event, within ten business days of the Exercise Date, the Company shall forthwith cause to be delivered to the person or persons in whose name or names the Warrant Shares so subscribed for are to be issued as specified in such Subscription Form or couriered to him or them at his or their respective addresses specified in such Subscription Form, a certificate or certificates for the appropriate number of fully paid and non-assessable Warrant Shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

4.3	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, shall be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such Shares.

4.5	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrants shall be void and of no further force and effect.

4.6	Adjustment of Exercise Price
(a)	The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:
(i)

If and whenever the Shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of Shares, the Exercise Price will be decreased or increased proportionately as the case may be. Upon any such subdivision or consolidation, the number of Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii)

In the case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Section 4.6 relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Section 4.6 will be made applicable as nearly as reasonably possible to any Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.6(a)(ii).

(b)

The adjustments provided for in this Section 4.6 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.7	Notice of Record Date
(a)	If at any time while this or any replacement Warrant Certificate is outstanding:
(i)	the Company proposes to pay any dividend of any kind upon its Shares or make any distribution to the holders of its Shares;
(ii)	the Company proposes to offer for subscription pro rata to the holders of its Share any additional shares of stock of any class or other rights;
(iii)	the Company proposes any Reorganization; or
(iv)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall give to the Warrant Holder at least seven days prior written notice (the “Notice”) of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such Reorganization, dissolution, liquidation or winding-up.

(b)

The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of Shares will be entitled to exchange their Shares for securities or other property deliverable upon any Reorganization, dissolution, liquidation or winding-up, as the case may be.

(c)

Each Notice shall be delivered to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

4.8	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.6, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants registered with the Public Company Accounting Oversight Board that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	Waiver of Certain Rights

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.	Modification of Terms and Conditions for Certain Purposes

From time to time, the Company may, subject to the provisions herein, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

7.	Time of Essence

Time will be of the essence hereof.

8.	Successors

This Warrant Certificate will enure to the benefit of and will be binding upon the Company and its successors.

DATED as of the date first above written in these Terms and Conditions.

VOICE MOBILITY INTERNATIONAL, INC.

By:

Authorized Signatory

APPENDIX B

SUBSCRIPTION FORM

TO:	VOICE MOBILITY INTERNATIONAL

100-4190 Lougheed Highway

Burnaby, British Columbia, Canada V5C 6A8

The undersigned bearer of the attached Warrants hereby subscribes for ___________________ common shares (the “Shares”) of Voice Mobility International, Inc. (the “Company) referred to in the Warrant Certificate according to the Terms and Conditions thereof and herewith makes payment of the purchase price in full for the said number of Shares at the price of CDN$0.20 per Share. Cash, a bank draft, a certified cheque, a money order, a wire transfer or other immediately available funds payable to or to the order of the Company is enclosed herewith, or has been otherwise delivered to the Company, for such amount. The undersigned Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Subscription Agreement between the Company and the undersigned Holder pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 200___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)
Address

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE ________, 2009 [ THE DATE THAT IS FOUR MONTHS AND 1 DAY FROM THE CLOSING DATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE RELATE TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the Subscription Form are being forwarded by mail, registered mail must be employed.

CW2567465.3